SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------



                                    FORM 8-K

                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 19, 2006

                       LIGAND PHARMACEUTICALS INCORPORATED
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    000-20720
                            (Commission File Number)

                           10275 SCIENCE CENTER DRIVE,
                              SAN DIEGO, CALIFORNIA
                    (Address of principal executive offices)

                                 (858) 550-7500
              (Registrant's telephone number, including area code)

                                   77-0160744
                      (I.R.S. Employer Identification No.)

                                   92121-1117
                                   (Zip Code)

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.


SEVERANCE AGREEMENTS

         On October 19, 2006, pursuant to authorization of the Compensation Committee of the Board of Directors, the Company entered into additional severance and retention agreements with Tod G. Mertes, Vice President, Controller and Treasurer and Taylor J. Crouch, Senior Vice President, Operations & President, International, as additional retention incentives.

         These additional agreements consist of:

     o An "ordinary" severance agreement for Mr. Crouch that applies regardless of a change of control ("Ordinary Severance Agreement"). The Ordinary Severance Agreement provides for payment of six months salary in the event Mr. Crouch's employment is terminated without cause, regardless of a change of control. This agreement is on the form previously filed with the Commission on August 30, 2006 as Exhibit 10.2 to the Company's Current Report on Form 8-K.

     o A key employee retention bonus agreement with Mr. Crouch that provides for a cash bonus payment to him of $50,000 provided he remains employed by the Company and in good standing through December 31, 2006. This agreement is on the form previously filed with the Commission on March 1, 2006 as Exhibit 10.1 to the Company's Current Report on Form 8-K.

     o A Letter Agreement with Mr. Mertes providing for (i) the payout of severance benefits under current severance agreements with Mr. Mertes and (ii) the payout of any bonus due in accordance with the 2006 Executive Bonus Plan, upon any termination or resignation of his employment, provided he remains with the Company and in good standing through the final filing of the 2006 annual report on Form 10-K.


         The foregoing descriptions of these agreements do not purport to be complete and are qualified in their entirety by reference to such agreements. A copy of the form of Mr. Mertes' Letter Agreement is filed as Exhibit 10.1 hereto and a copy of the form of Mr. Crouch's agreements were previously filed as detailed above, each of which is incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)      Exhibits

EXHIBIT NUMBER             DESCRIPTION
-----------------          --------------------

10.1 Form of Letter Agreement by and between the Company and Tod G. Mertes dated as of October 19, 2006

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned.


                               LIGAND PHARMACEUTICALS INCORPORATED




    Date : October 20, 2006    By:      /s/  Warner R. Broaddus
                                        ________________________________________
                               Name:    Warner R. Broaddus
                               Title:   Vice President, General Counsel &
                                        Secretary